UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 5, 2018

Monaker Group, Inc.

(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)
000-52669	26-3509845
(Commission File Number)	(I.R.S. Employer Identification No.)

2690 Weston Road, Suite 200

Weston, Florida 33331

(Address of principal executive offices zip code)

(954) 888-9779

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

As reported in the Current Report on Form 8-K filed by Monaker Group, Inc. (the “Company”, “we” and “us”) on January 16, 2018:

•	On January 10, 2018, the Company entered into a First Amendment to Warrant with Pacific Grove Capital LP (“Pacific”), one of the purchasers (collectively, the “Purchasers”) of shares and warrants pursuant to the terms of that certain Common Stock and Warrant Purchase Agreement entered into between the Company and the purchasers named therein dated July 31, 2017 (the “Purchase Agreement”). Pursuant to the First Amendment to Warrant, the Company and Pacific agreed to reduce the exercise price of the warrants to purchase 875,000 shares of common stock which Pacific acquired pursuant to the Purchase Agreement and warrants to purchase 271,250 shares of common stock which Pacific was granted as liquidated damages in connection with the Company’s delay in obtaining the listing of its common stock on the NASDAQ Capital Market, from $2.10 per share to $1.05 per share, in consideration for Pacific immediately exercising such warrants for cash; Pacific exercised the warrants for cash; the Company received $1,203,563 in cash and the Company issued Pacific 1,146,250 shares of common stock.

•	The following Purchasers exercised the following warrants sold pursuant to the Purchase Agreement at an exercise price of $2.10 per share: the Donald P. Monaco Insurance Trust, of which Donald Monaco is the trustee and a member of the Board of Directors of the Company, exercised warrants to purchase 62,000 shares of common stock for the aggregate exercise price of $130,200 and William Kerby, the Chief Executive Officer and Chairman of the Company, exercised warrants to purchase 5,000 shares of common stock for the aggregate exercise price of $10,500. In connection with such exercises, the Company received an aggregate of $140,700 in aggregate exercise prices and issued an aggregate of 67,000 shares of common stock to the parties above.

•	Also, Monaco Investment Partners II, LP of which Donald Monaco is the managing general partner and a member of the Board of Directors of the Company, exercised warrants to purchase 47,500 shares of common stock for the aggregate exercise price of $95,000, and Charcoal Investment Ltd. (“Charcoal”), which entity is owned by Simon Orange, a member of the Board of Directors of the Company, exercised warrants to purchase 100,000 shares of common stock for the aggregate exercise price of $200,000, which warrants were granted separate from the warrants granted pursuant to the Purchase Agreement. The Company received an aggregate of $295,000 in aggregate exercise prices in connection with the exercises described above and issued 47,500 shares to the trust and 100,000 shares to Charcoal in connection with such exercises.

The warrant exercises described above are collectively defined herein as the “Warrant Exercises”.

The Company is filing this Current Report on Form 8-K in order to provide an unaudited compilation report from its certified public accounting firm relating to the Company’s consolidated balance sheet as of January 31, 2018, and the related consolidated statement of operations for the month then ended in accordance with accounting principles generally accepted in the United States of America taking into effect the Warrant Exercises (the “Compilation”).

The Compilation, which is furnished herewith as Exhibit 99.1, is included herein to help facilitate the uplisting of the Company’s common stock to the Nasdaq Capital Market (“Nasdaq”).

The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 3.02	Unregistered Sales of Equity Securities.

On January 29, 2018, the Company entered into a First Amendment to Warrants agreement (the “Amendment”) with The Stadlin Trust dated 5/25/01 (the “Trust”), one of the Purchasers of shares and warrants pursuant to the terms of the Purchase Agreement.

Pursuant to the Amendment, the Company and the Trust agreed to reduce the exercise price of the warrants to purchase 50,000 shares of common stock which the Trust acquired pursuant to the Purchase Agreement and warrants to purchase an additional 24,500 shares of common stock which the Trust was granted as penalty warrants in connection with the Company’s failure to obtain the timely listing of its common stock on the Nasdaq, from $2.05 per share to $1.05 per share, in consideration for the Trust immediately exercising such warrants for cash; agreeing to waive the anti-dilution provisions of the Purchase Agreement and the warrant agreements granted in connection therewith; and agreeing to waive any further penalty warrants which would have otherwise been due as a result of the Company’s failure to timely uplist its common stock to Nasdaq. Furthermore, the Trust agreed to not sell any of the shares issuable upon exercise of the warrants until the earlier of the date of the uplisting to Nasdaq and February 28, 2018.

Total consideration received from the exercise of the warrants by the Trust pursuant to the Amendment was $78,225.

Pursuant to the anti-dilution provisions of the Purchase Agreement, the Purchasers (other than the Trust) are due an aggregate of an additional 3,049 shares in connection with the reduction in exercise price of the warrants held by the Trust.

We claim/will claim an exemption from registration for the issuances described above pursuant to Section 4(a)(2) and/or Rule 506(b) of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), since the foregoing issuances did not/will not involve a public offering, the recipients were/are (a) “accredited investors”; and/or (b) had access to similar documentation and information as would be required in a Registration Statement under the Securities Act, the recipients acquired/will acquire the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by us or our representatives. No underwriters or agents were involved in the foregoing issuances and we paid no underwriting discounts or commissions. The securities are subject to transfer restrictions, and the certificates evidencing the securities contain/will contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Unaudited Compilation Report for Monaker Group, Inc. as of January 31, 2018, and the Related Consolidated Statement of Operations for the Month Then Ended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONAKER GROUP, INC.

Date: February 5, 2018	By:	/s/ Omar Jimenez
		Name:	Omar Jimenez
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Unaudited Compilation Report for Monaker Group, Inc. as of January 31, 2018, and the Related Consolidated Statement of Operations for the Month Then Ended